2020 Third Quarter Earnings Conference Call Wednesday, October 21, 2020 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s  allowances for loan losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks associated  with current and future regulations, and the COVID‐19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization.  For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company does not  undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the  date of such statements except as required by law. 2

Q3 2020 Financial Highlights  Net interest income before provision for credit loss increased 7% to $117.6 million from $109.8  Net  million for Q2 2020, reflecting meaningful reductions in interest expense from lower cost of deposits Income  Net interest margin expanded 12bps Q‐o‐Q benefiting from continued reduction in deposit costs and  deployment of excess liquidity $30.5MM Earnings &   Net income increased 14% to $30.5 million, or $0.25 per diluted common share, compared with  $26.8 million, or $0.22 per diluted common share for Q2 2020 Profitability  Pre‐tax pre‐provision income increased 14% to $61.7 million from $54.0 million for Q2 2020  Provision for credit losses of $22.0 million vs. $17.5 million for Q2 2020  Noninterest expense well contained and amounted to $1.73% of average assets, well below 2019  Diluted  trends EPS  ROE and ROTCE improved to 5.98% and 7.80%, respectively from 5.31% and 6.94% in Q2 2020 $0.25 Loan   New loan originations funded of $782 million Production  Loans receivable increased 2%, or 8% annualized Record   Noninterest bearing deposits increased $452 million Q‐o‐Q and represented 32% of total deposits,  up from 29% at 6/30/2020 Gross Deposits  $512 million reduction in time deposits continues shift in mix to lower‐cost deposits Loans  Cost of deposits decreased 23bps Q‐o‐Q $13.1B  Overall asset quality trends remain stable  Nonperforming loans decreased 16% Q‐o‐Q to $106.2 million, or 0.81% of loans receivable  Criticized and classified loans increased 11% Q‐o‐Q reflecting downgrades of 3 commercial credits   Asset Quality impacted by COVID‐19 Total   Modifications under CARES Act total $1.1 billion at September 30, 2020, equal to 8.8% of loan  portfolio Deposits  Net charge offs remain low at $3.9 million, or 0.12% of average loans receivable annualized $14.0B 3

Loan Production & Portfolio Trends New Loan Originations Funded  New loan originations funded of $782 million 4.72% 4.37% resulted in 2% growth in loans receivable Q‐o‐Q, or  3.98% 3.39%1 8% annualized 2.88% ($ millions) $847.6 $832.0  New loan originations included $301 million  $782.4 $693.9 $69  $74  funded for new warehouse mortgage lines  $624.5 $61  $105  $62  $266  $42   Aggregate payoffs and paydowns declined to $420  $283  $234  $4802 $433  million from $484 million in Q2 2020  $513  $349  $348   Well diversified mix of loan originations $216  $244  3Q19 4Q19 1Q20 2Q20 3Q20  31% CRE / 55% C&I / 13% Consumer CRE PPP C&I Consumer Average Rate  Traditional SBA loan originations of $49 million,  including $34.0 million in 7(a) production Loan Portfolio Composition  Residential mortgage originations increased to  $102 million vs. $74 million in Q2 2020 7% 6% 5%  22% 27% 28% Concentration of C&I loans increased to 28% of  71% 67% 67% total portfolio Y‐o‐Y 1 Including fees on PPP loans, average rate on new loan originations funded for 2Q20  was 2.01% 9/30/2019 6/30/2020 9/30/2020 2 PPP loans are categorized as C&I loans. 4

Phase II COVID-19 Loan Modifications • Phase II modifications granted as of 9/30/2020 totaled $1.1 billion, or 8.8% of total loan portfolio • Additional documentation, covenants, and in some cases collateral required to qualify for Phase II  modifications ($ millions) % of  % of All  Modified Loans All Loans Amount  Respective  Total Loans Modified  Booked Loan  Loans DCR LTV DCR LTV (As of September 30, 2020) Portfolio Real Estate $ 8,713 $ 1,019 11.7% 88.7% 1.63 55.0% 1.93 50.0% Retail $ 2,312 $ 236 10.2% 20.5% 1.60 57.2% 1.75 50.2% Hotel/Motel $ 1,676 $ 474 28.3% 41.3% 1.74 55.2% 2.07 52.0% Mixed Use $ 754 $ 92 12.2% 8.0% 1.22 51.3% 1.67 48.0% Industrial & Warehouse $ 1,022 $ 71 6.9% 6.2% 1.50 55.6% 2.18 52.1% Other Real Estate $ 2,949 $ 146 5.0% 12.7% 1.61 51.2% 1.96 49.5% C&I $ 3,700 $ 31 0.8% 2.7% Consumer (predominantly  $ 707 $ 99 14.0% 8.6% residential mortgage) Total $ 13,120 $ 1,149 8.8% 100.0% 5

COVID-19 Modification Type & Duration Modification Type & Duration Modification Type 3M Int Only,  1.58% 10‐12M Pmt  Other,  Def, 2.77% 6.47% 10‐12M Int  3M Pmt Def,  Only, 4.60% 17.41% 10‐12M Hybrid,  6.61% 1.06% 6M Int Only,  4.71% 9M Pmt Def,  16.70% 6M Pmt Def,  Modification Duration 5.21% 6M  Hybrid,  7.34% 9M Hybrid,  9M Int Only,  15.83% 10.50% 1.10% 1 Other Modifications includes Payment Deferments, Mixed and Interest Only  payments of other durations; Fixed payments; Maturity extensions; and Others Note: “Hybrid” represents modifications that include deferments for a period of time followed by a period of interest only payments. 6

COVID-19 Impacted Portfolios - Hotel/Motel CRE - Hotel/Motel CRE Property Characteristics Hotel/Motel CRE Modification Type • Majority of Hotel/Motel properties are limited service facilities 6M Int Only,  5M Hybrid,  Other, 3.66% • Less impacted by lockdowns than full‐service hotel properties 3.24% 2.99% • 73% of Hotel/Motel portfolio represented by flagged properties 6M Pmt Def,  4.50% • 95%+ of Hotel/Motel exposure located in major MSAs or regions  where the Bank has presence and knowledge of the market 12M Pmt Def,  9M Hybrid,  6.09% 25.70% • Vast majority of the portfolio supported by personal guarantees 9M Pmt Def,  • 9.96% 28%, or $474 million, of hotel/motel portfolio modified under  9M Int Only,  CARES Act in Phase II 18.99% 12M  Hybrid,  6M Hybrid,  14.40% 10.45% Average Loan Size $2.4 million Geographic Location of Modified Hotel/Motel CRE Weighted Average LTV 52.0% Other, 0.72% New York, 5.71% Weighted Average DCR 2.07 Arizona, 6.50% Texas, 7.74% ACL Coverage Ratio 3.01% PNW, 9.71% California,  69.62% Note: “Hybrid” represents modifications that include deferments for a period of time followed by a period of interest only payments. 7

COVID-19 Impacted Portfolios - Retail CRE - Retail CRE Property Characteristics Retail CRE Modification Type • Retail portfolio largely represents “strip mall” type of properties  (not shopping malls) Other, 7.59% 6M Hybrid,  • Majority of tenants comprised of service oriented businesses – 3.53% traditionally less impacted by e‐commerce 11M Hybrid,  • Local supermarkets are representative anchor tenants of larger  3.70% strip mall properties 6M Pmt Def,  9M Int Only,  4.58% 31.02% • 95%+ of retail CRE exposure located in major MSAs or regions  where the Bank has presence and knowledge of the market 9M Hybrid,  • 10% of retail CRE portfolio, or $236 million, modified under  12.54% 9M Pmt Def,  CARES Act in Phase II 23.94% 3M Pmt Def,  13.10% Average Loan Size $1.55 million Geographic Location of Modified Retail CRE Weighted Average LTV 50.2% Other, 9.25% Weighted Average DCR 1.75 ACL Coverage Ratio NY/NJ, 28.09% California,  1.17% 62.66% Note: “Hybrid” represents modifications that include deferments for a period of time followed by a period of interest only payments. 8

Net Interest Income and Margin Average Loan Yield & Average 1M LIBOR Rate  Net Interest Income & NIM ($ millions) 5.27% 5.04% 5.06% $116.3 $119.3 $117.6 4.23% 4.20% $113.5 $109.8 3.31% 2.18% 3.25% 1.79% 1.41% 3.16% 2.79% 2.91% 0.35% 0.16% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Net Interest Income NIM Avg Loan Yield Avg 1M LIBOR Rate Average Interest Bearing Deposits &   3Q20 net interest margin increased 12bps Q‐o‐Q reflecting  Cost of Deposits ($ billions)  ‐ 6 bps Loan yield reduction $10.1 $9.9 $9.4  ‐5 bps Average investment balance increase $9.1 $9.1 2.15% 1.98%  ‐1 bps Average cash balance increase 1.76%  +3bps Additional PCD accretion for payoffs 1.17% 0.92% 1.62%  +4 bps FHLB payoff 1.49% 1.34% 0.87% 0.64%  +15 bps Reduction in cost of deposits 3Q19 4Q19 1Q20 2Q20 3Q20  +1 bps Sub‐debt rate reduction  +1 bps Decline in average deposit balance Average Interest Bearing Deposits Total Cost of Deposits Cost of Interest Bearing Deposits  NIM expansion expected to continue and exceed 3.0% for 4Q20 9

Noninterest Income Noninterest Income  Noninterest income increased 56% to $17.5  ($ millions) million Q‐o‐Q largely reflecting $7.5 million net  $17.5 gain on sale of $161 million of available‐for‐sale  investment securities  $1.7  Service fees on deposit accounts, international  $13.0 $13.0 $13.3 service fees and wire transfers increased Q‐o‐Q  as transaction volumes trended higher post re‐ $11.2 $7.5 opening of pandemic lockdowns $4.9 $4.1 $5.1  Loan servicing fees normalized  $4.4 $0.2 $1.9  Net gain on sale of other loans increased to $2.9  $0.8 $1.9 $1.1 $1.1 $2.9 million from $1.7 million in 2Q20 reflecting  $0.2 $0.7 $1.0 $1.7 $1.2 $0.4 $0.9 $0.8 $0.8 $0.8 higher volumes of residential mortgage  $1.1 $0.8 $0.7 $1.0 originations and sales $4.7 $4.5 $4.1 $2.6 $2.7  Other income and fees decreased 60% reflecting  FV change in derivatives and lower swap fee  3Q19 4Q19 1Q20 2Q20 3Q20 income Service fees on dep accts International service fees Loan servicing fees, net Wire transfer fees Gain on sale of other loans Gain on sale of securities Other income and fees 10

Noninterest Expense and Efficiency ($ millions) Breakdown of Noninterest Expense & FTE Efficiency Ratio & Noninterest Expense to  Average Assets 55.68% $72.1 $73.4 55.37% $70.0 $70.4 54.15% 54.42% 54.31% $67.0 $6.4 $7.2 $8.8 $10.9 $0.8 $1.6 $9.7 $5.2 $3.3 $3.6 $5.9 $1.2 $2.8 $2.6 $1.7 $1.5 $2.4 $1.7 $1.5 $2.2 $2.4 $2.5 $2.3 $1.6 $1.3 1.85% 1.85% 1.87% $11.7 $11.6 $11.8 1.73% $11.8 $11.7 1.60% $42.5 $41.6 $40.7 $39.8 $38.9 3Q19 4Q19 1Q20 2Q20 3Q20 1,458 1,474 Efficiency Ratio NIE/AA 1,439 1,441 1,416 NIE/AA = Noninterest expense as a percentage of average assets  Noninterest expense increased to $73.4 million vs. $67.0  million in 2Q20 – Excluding non‐core FHLB prepayment fee of $3.6 million,  noninterest expense of $69.8 million below recent trends 3Q19 4Q19 1Q20 2Q20 3Q20 – Excluding impact of PPP loan origination deferment fees in  2Q20, compensation expense declined Q‐o‐Q Other FHLB Prepayment Fee – Professional fees  of $1.5 million reflects second  FDIC assessment Professional fees consecutive quarter of considerable reductions Data processing & communications Adv/Marketing – FDIC assessment fee decreased to $1.2 million from $1.7  million for 2Q20 reflecting reduction in brokered time  Occupancy & equipment Compensation deposits FTE  3Q20 FTE reflects 4% workforce reduction in early 3Q20 11

Deposit Trends



Q-o-Q growth annualized
Deposit Composition
($ billions)
$12.23
$12.53
$12.84
$14.12
$14.01
+10%
+10%
+40%
-4%
$5.2
$0.3
$3.8
$3.0
$5.2
$0.3
$4.0
$3.1
$4.7
$0.3
$4.9
$3.0
$5.0
$0.3
$4.8
$4.0
$4.4
$0.3
$4.8
$4.5
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
DDA
MMA/NOW
Savings
Time

- Noninterest bearing demand deposits increased $452 million Q-o-Q and increase to 32% of total deposits from 29% as of 6/30/20
- Time deposits decreased $512 million Q-o-Q and decline to 32% of total deposits from 35% as of 6/30/20
  - Decrease in time deposits reflects reduction of brokered CDs to $500.6 million as of 9/30/20 from $1.03 billion as of 6/30/20
- Total cost of deposits decreased 23bps from 2Q20 and total cost of interest bearing deposits decreased 24bps
- EOP Net Loan-to-Deposit ratio of 92.44% as of 9/30/2020 vs. 90.07% as of 6/30/2020



Deposit Cost Trend
1.65%
1.62%
1.58%
1.54%
1.49%
1.44%
1.43%
1.42%
1.18%
0.95%
0.87%
0.79%
0.73%
0.64%
0.56%
1.62%
3Q19
1.49%
4Q19
1.34%
1Q20
0.87%
2Q20
0.64%
3Q20
Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20
Quarterly Cost of Deposits
Monthly Cost of Deposits

DDA = Noninterest bearing demand deposits
MMA/NOW = Money market and NOW deposits
NOW = Negotiable Order of Withdrawal

CD Originations & Maturity Schedule

($ millions)		Amount	Average Blended Rate
CD Originations and Renewals	Jul 2020	$309	0.72%
	Aug 2020	$639	0.44%
	Sep 2020	$253	0.29%
	3Q 2020	$1,201	0.48%
CD Maturity Schedule	Q4 2020	$1,629	1.15%
	Q1 2021	$1,050	1.53%
	Q2 2021	$1,033	0.86%
	Q3 2021	$655	0.62%

Hope Bancorp

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Asset Quality Nonperforming Assets Provision for Credit Losses &  ($ millions) ($ millions) Net Charge Offs $139.9 $147.6 $28.0 $122.1 $21.0 $124.6 $23.0 $22.0 $96.7 $24.1 $126.6 $18.4 0.11% $17.5 $116.8 0.06% 0.02% $106.2 $19.4 $98.0 0.12% $77.4 0.87% 0.86% 0.78% 0.74% 0.02% 0.63% $2.1 $1.0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 NPLs OREO NPAs/Total Assets Provision Expense Net Charge Offs (Recoveries) (annualized) Criticized Loans  General asset quality trends remain stable as of  ($ millions) 9/30/2020 $471.9  Nonperforming loans decreased 16% Q‐o‐Q to $106.2  $408.5 $400.7 $401.1 $426.5 million, or 0.81% of loans receivable $318.5 $268.6 $259.3 $278.8 $299.4  Criticized and classified loans increased 11% Q‐o‐Q  reflecting downgrades of 3 shared national credits  3.37% 3.26% 3.19% 3.31% 3.60% $139.8 $141.5 $122.3 $127.1 $153.4 impacted by COVID‐19  Credit losses continued to remain low, with net charge  3Q19 4Q19 1Q20 2Q20 3Q20 offs of $3.9 million, or 12bps of average loans on an  Classified annualized basis Special Mention Total Criticized Loans as a % of Gross Loans 13

Allowance for Credit Losses ($ thousands) $179,849 • Updated macroeco‐ • Recognition of  • Aggregate changes to  • Relatively stability in  nomic factors  increased risk from  the loan portfolio,  asset quality metrics reflecting improved  granting longer‐term  including net charge  1.37% conditions vs. June  modifications under  offs of $3.9 million 1.26% 2020 Phase II deferment  program Coverage Ratio Coverage Ratio • Additional reserve for  hospitality portfolio Changes 14

Allocation of Allowance by Loan Type Allowance of Loan &  Allocation for Credit Losses  ($ thousands) Lease Losses (ALLL) for Current Expected Credit Loss (CECL) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Coverage  Coverage  Coverage  Coverage  Loan Type  Amount  Amount  Amount  Amount  Ratio Ratio Ratio Ratio Commercial Real Estate $ 53,593  0.62% $ 94,645  1.09% $ 119,030  1.37% $ 129,624  1.51% Residential  $ 204  0.39% $ 399  0.70% $ 460  0.84% $ 208  0.38% Commercial  $ 51,712  0.62% $ 92,560  1.11% $ 114,668  1.37% $ 127,483  1.55% Hotel/Motel $ 8,315 0.49% $ 15,739 1.04% $ 18,475 1.23% $ 44,619 3.01% Retail CRE $ 17,955 0.81% $ 18,461 0.82% $ 32,157 1.46% $ 26,153 1.17% Construction  $ 1,677  0.57% $ 1,686  0.60% $ 3,902 1.35% $ 1,933 0.62% Commercial & Industry  $ 33,032  1.21% $ 42,883  1.40% $ 35,493  1.04% $ 44,209 1.40% Residential Mortgage  $ 5,925  0.71% $ 5,779  0.73% $ 5,868 0.81% $ 4,699 0.71% Consumer  $ 1,594  2.89% $ 1,616  3.35% $ 1,380  3.04% $ 1,317  2.92% Total Allowance  $ 94,144  $ 144,923 $ 161,771  $ 179,849  Coverage Ratio to  Loans Receivable 0.77% 1.15% 1.26% 1.37% Including Accretion Discount 1.14% 1.52% 1.54% 1.58% Including Accretion Discount &  1.60% 1.63% Excluding PPP 15

Strong Capital & Liquidity Positions Sufficient Liquidity Sources Robust Capital Position 13.23%13.19% Available  12.24% 12.09% 11.50% 11.36% 9/30/2020 ($ Thousands) Borrowing  Capacity 10.08% 10.02% FHLB Remaining Capacity $ 4,053,152 10.00% FRB Discount Window $ 631,527 8.00% Unsecured lines with other banks $ 306,180 6.50% Total Borrowing Capacity $ 4,990,859 5.00% Brokered Deposit Availability  $ 1,507,732 (internal policy limit 15% of Total Assets) 5.00% Investment Repo Line $ 1,604,928 (unpledged securities 95%) Total Risk‐Based Tier 1 Leverage Ratio Tier 1 Common Tier 1 Capital Ratio Capital Ratio Equity Ratio Min. Guideline Well Capitalized Institution 6/30/2020 9/30/2020  Significant increase in primary source of liquidity since COVID‐  Growing equity with Book Value per share of $16.55 vs. $16.48 for 2Q20  19 Pandemic and Tangible Common Equity per share of $12.70 vs. $12.62  Secondary liquidity sources increased more than 10% Q‐o‐Q  Returning Capital to shareholders with quarterly common stock dividend  maintained at $0.14 per share  Participation in FRB’s PPP lending facility in 4Q20 expected to  further minimize use of other secondary liquidity sources 16

Near-Term Outlook  Meaningful loan growth for 2020 driven by corporate banking, warehouse mortgage line  and residential mortgage refinancings  Anticipating net interest margin expansion going forward as a result of stable loan yields  and decreasing deposit costs  Residential mortgage originations to support current levels of gain‐on‐sale of other loans  fee income  Right sizing overall cost structure in line with current business environment  Branch rationalization plan expected to result in one‐time pre‐tax charge of $3.1  million in 4Q 2020 and projected savings of $2.6 million pre‐tax on an annual basis  beginning in 1Q 2021  Managing capital position to maintain sufficient capital to support clients and communities 17

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2020 Third Quarter Earnings Conference Call Q&A 19